Quarterly Holdings Report
for

Fidelity Advisor® Semiconductors Fund

April 30, 2020

AFEL-QTLY-0620
1.800325.116

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.9%
	Shares	Value
Communications Equipment - 2.7%
Communications Equipment - 2.7%
CommScope Holding Co., Inc. (a)(b)	652,250	$7,181,273
Plantronics, Inc. (b)	63,100	890,972
		8,072,245
Electronic Equipment & Components - 9.2%
Electronic Components - 0.4%
II-VI, Inc. (a)(b)	31,000	1,067,020
Electronic Manufacturing Services - 8.3%
Flextronics International Ltd. (a)	1,088,827	10,626,952
Jabil, Inc.	372,876	10,604,593
TTM Technologies, Inc. (a)	348,490	4,038,999
		25,270,544
Technology Distributors - 0.5%
Arrow Electronics, Inc. (a)	23,600	1,484,912

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		27,822,476

Semiconductors & Semiconductor Equipment - 77.6%
Semiconductor Equipment - 4.2%
Advanced Energy Industries, Inc. (a)	44,164	2,455,518
Applied Materials, Inc.	114,600	5,693,328
Lam Research Corp.	9,146	2,334,791
Xperi Corp.	138,391	2,114,614
		12,598,251
Semiconductors - 73.4%
Alpha & Omega Semiconductor Ltd. (a)(b)	58,600	704,958
Ambarella, Inc. (a)	8,600	452,188
Analog Devices, Inc.	72,570	7,953,672
Broadcom, Inc.	97,500	26,482,950
Cirrus Logic, Inc. (a)	1,800	136,080
Infineon Technologies AG	8,500	158,023
Intel Corp.	728,964	43,723,263
Marvell Technology Group Ltd.	481,187	12,866,940
Maxim Integrated Products, Inc.	11,651	640,572
MaxLinear, Inc. Class A (a)	70,349	1,160,055
MediaTek, Inc.	4,000	55,135
Microchip Technology, Inc.	106,400	9,334,472
Micron Technology, Inc. (a)	373,112	17,868,334
NVIDIA Corp.	123,123	35,986,390
NXP Semiconductors NV	107,963	10,749,876
ON Semiconductor Corp. (a)	792,206	12,710,945
Qualcomm, Inc.	276,026	21,714,965
Silicon Motion Technology Corp. sponsored ADR	9,200	404,248
Skyworks Solutions, Inc.	32,650	3,391,682
SMART Global Holdings, Inc. (a)	52,800	1,335,312
Synaptics, Inc. (a)	21,800	1,425,502
Xilinx, Inc.	149,550	13,070,670
		222,326,232

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		234,924,483

Technology Hardware, Storage & Peripherals - 4.4%
Technology Hardware, Storage & Peripherals - 4.4%
HP, Inc.	258,108	4,003,255
Samsung Electronics Co. Ltd.	20,690	851,552
Western Digital Corp.	164,900	7,598,592
Xerox Holdings Corp.	50,100	916,329
		13,369,728
TOTAL COMMON STOCKS
(Cost $222,400,959)		284,188,932
	Principal Amount	Value

Convertible Bonds - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Semiconductors - 0.1%
SMART Global Holdings, Inc. 2.25% 2/15/26 (Cost $310,000)(c)	310,000	272,800
	Shares	Value

Money Market Funds - 8.5%
Fidelity Cash Central Fund 0.16% (d)	16,074,249	16,079,071
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	9,795,063	9,796,042
TOTAL MONEY MARKET FUNDS
(Cost $25,873,914)		25,875,113
TOTAL INVESTMENT IN SECURITIES - 102.5%
(Cost $248,584,873)		310,336,845
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(7,616,292)
NET ASSETS - 100%		$302,720,553

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $272,800 or 0.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$120,371
Fidelity Securities Lending Cash Central Fund	12,504
Total	$132,875

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality . The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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